DELAWARE INVESTMENTS MUNICIPAL TRUST
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free Oregon Insured Fund

DELAWARE GROUP TAX FREE FUND
Delaware Tax-Free Insured Fund

(each, a "Fund")

Supplement to each Fund's Prospectus dated December 29, 2005

Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund:

On February 16, 2006, the Board of Trustees responsible for the Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Fund (each, a "Reorganizing Fund") approved a proposal to reorganize the Funds with and into the Delaware Tax-Free USA Fund, a series of Delaware Group Tax Free Fund, subject to shareholder approval. The Board of Trustees responsible for the Delaware Tax-Free USA Fund also approved the reorganization.

The investment objective of the Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund is to seek as high a level of current income exempt from federal income tax and from the personal income tax in their respective states as is consistent with preservation of capital. The Board believes that the proposed reorganization will benefit shareholders of the Reorganizing Funds.

Delaware Tax-Free Insured Fund:

On February 16, 2006, the Board of Trustees responsible for the Delaware Tax-Free Insured Fund (a "Reorganizing Fund") approved a proposal to reorganize the Fund with and into the Delaware Tax-Free USA Fund, a series of Delaware Group Tax Free Fund, subject to shareholder approval. The Board of Trustees responsible for the Delaware Tax-Free USA Fund also approved the organization.

The investment objective of the Delaware Tax-Free Insured Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital. The Board believes that the proposed reorganization will benefit shareholders of the Reorganizing Fund.

All Funds:

Effective as of the close of business on March 1, 2006, each Reorganizing Fund will be closed to new investors. Shareholders of the Reorganizing Funds will receive a proxy statement/prospectus providing them with information about the Delaware Tax-Free USA Fund and requesting their votes on the proposed reorganization of their Fund at a special meeting of shareholders to be held in late June 2006. If approved, the reorganization would be expected to take place in late August 2006. Additionally, each Reorganizing Fund would continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the reorganization.

Please keep this Supplement for future reference.

This Supplement is dated February 24, 2006.